UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THESECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2013

Humana Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5975	61-0647538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Main Street, Louisville, KY		40202
(Address of Principal Executive Offices)		(Zip Code)

502-580-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Item 7.01	Regulation FD Disclosure.

Humana Inc. issued a press release this morning reporting financial results for the period ended September 30, 2013, updated earnings guidance for 2013, and financial projections for 2014. In addition, the Company has posted a detailed earnings release related to the same period to the Investor Relations portion of the Company’s website at www.humana.com. A copy of each release is attached hereto as Exhibit 99.1 and 99.2, respectively, and each release is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

(c) and (e) Election and Compensation of Interim Principal Financial Officer

On November 6, 2013, the Company announced that Steven E. McCulley, currently Vice President, Controller and Principal Accounting Officer, has been elected by the Company’s Board of Directors as Interim Chief Financial Officer effective January 1, 2014. As previously announced, James H. Bloem, currently Senior Vice President, Chief Financial Officer and Treasurer will retire from that position December 31, 2013. Effective with this transition, Mr. McCulley will assume all the responsibilities currently held by Mr. Bloem until a Chief Financial Officer has been elected. Mr. Bloem was also elected as Advisor to the Office of Chief Financial Officer effective January 1, 2014.

During his service as Interim Chief Financial Officer, Mr. McCulley will be paid an annual base salary of $380,000, and will be eligible to receive a threshold, target or maximum annual incentive equal to 37.5%, 75% or 112.5% of his base salary, respectively, payable pursuant to the Company’s Executive Management Incentive Compensation Plan. On January 2, 2014, Mr. McCulley will be granted a long-term incentive award for retention purposes, in the form of restricted stock units with a value of $500,000 (with the number of units to be determined based on the fair market value of the Company’s common stock on that date as determined in accordance with the Company’s 2011 Stock Incentive Plan), that will vest three years from the date of grant, subject to continued employment with the Company.

The information regarding Mr. McCulley required by Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K are hereby incorporated by reference from the Company s definitive proxy statement filed with the Securities and Exchange Commission on March 4, 2013.

Item 9.01	Financial Statements and Exhibits. (d) Exhibits:

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release

99.2	Earnings Release and Statistical Pages

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Steven E. McCulley
Steven E. McCulley
Vice President and Controller
(Principal Accounting Officer)

Dated: November 6, 2013

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release

99.2	Earnings Release and Statistical Pages